Summary Prospectus January 31, 2013

Virtus Disciplined Select Country Fund

A: VDCAX	C: VDCCX	I: VDCIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated January 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 193 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 57 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(c)	0.64%	0.64%	0.64%
Acquired Fund Fees and Expenses(c)	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	2.50%	3.25%	2.25%
Less: Expense Reimbursement(d)	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.21%	2.96%	1.96%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.70% for Class A Shares, 2.45% for Class C Shares and 1.45% for Class I Shares through January 31, 2014. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$786	$1,283
Class C	Sold	$399	$974
	Held	$299	$974
Class I	Sold or Held	$199	$675

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells shares of exchange-traded funds (“ETFs”) or securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to outperform the MSCI EAFE® Index over a full market cycle by tactically allocating net assets among countries included in the MSCI EAFE® Index. In pursuing this strategy, the fund maintains an emphasis on preservation of capital.

Allocations are based on a quantitative model that provides a positive or negative signal, on a weekly basis, for each country evaluated. Countries with positive signals will receive allocations approximating their relative weights in the MSCI EAFE® Index. The remaining portfolio assets will be allocated to the subadviser’s “minimum volatility portfolio,” which is designed to limit downside risk. The minimum volatility portfolio is allocated equally among the four countries that, in the subadviser’s opinion, have exhibited the lowest volatility pattern historically. To mitigate concentration, geographic, and political risk, the four countries in the minimum volatility portfolio cannot be from the same geographic or political region.

Each allocation may be invested in ETFs and/or baskets of securities representative of such ETFs. The fund may invest in a basket of securities to represent an ETF if it determines that investment in the ETF is not feasible or otherwise not in the best interest of the fund. The fund may invest in issuers of any capitalization.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. The principal risks of investing in the fund are:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>

Foreign Investing Risk. The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by economic, political or other developments.

>

Fund of Funds Risk. The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Model Portfolio Risk. The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

>

Portfolio Turnover Risk. The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on fund performance.

>

Small and Medium Market Capitalization Companies. The risk that the fund’s investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Newfound Investments, LLC (“Newfound”), an affiliate of VIA.

Portfolio Management

>	Corey Hoffstein, Chief Investment Officer and Portfolio Manager at Newfound, is a manager of the fund. Mr. Hoffstein has served as a Portfolio Manager of the fund since inception in December 2012.

>	Amy Robinson, Managing Director at Newfound, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since inception in December 2012.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

c/o Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074

8536	1-13